Exhibit 10.18

MANAGEMENT FEE PAYMENT AGREEMENT

This Management Fee Payment Agreement (the “Agreement”) is entered into effective as of May 18, 2010 between the following parties in Beijing.

Party A:	(1) Cheng Guang, a citizen of the People’s Republic of China (the “PRC”).
ID No.: 110105196301130950
Address: No.2, Building 63, No. 2 of Beiyuan, Chaoyang District, Beijing, PRC.

(2) Ma Hongzhi, a citizen of the PRC.
ID No.: 370631197202121015
Address: No.1711, Building 2, No.2 of Anhuidongli, Chaoyang District, Beijing, PRC.

(Cheng Guang and Ma Hongzhi are collectively referred to as “Party A”)

Party B:	Tri-Tech (Beijing) Co., Ltd., a wholly foreign-owned enterprise duly established and valid existing under the laws of the PRC. Registered Address: Room 1102 Beiguang Plaza, No. 23 Huangsi Avenue, Xicheng District, Beijing, PRC.

Business Address: Room 5D, Section A, Building 2 of Jinyuanshidai Business Center, No. 2 East Landianchang Road, Haidian District, Beijing, PRC.

Party C:	Beijing Satellite Science & Technology Co. Ltd., a limited liability company duly established and valid existing under the laws of the PRC.
Registered Address: No.16, Zhongguancun South Third Street, Haidian District, Beijing, PRC.

WHEREAS, Party A is the current legal shareholder of Party C and holds a 100% interest in Party C;

WHEREAS, Party A, Party B and Party C, have entered into a Proxy Agreement, Exclusive Equity Interest Purchase Agreement (the “Purchase Agreement”) and other agreements.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	Party A hereby agrees to make the payment stipulated in Article 2 hereunder to Party B, at the time stipulated in Article 3 hereunder, as a fee for serving as a proxy and providing company management (the “Management Fee”).

2.	The amount of the Management Fee under Article 1 hereof shall be the same as the amount Party A receives as the Transfer Fee from Party B pursuant to the Purchase Agreement.

3.	Payment of the Management Fee under Article 1 hereof shall coincide with payment of the Transfer Fee under the Purchase Agreement.

4.	This Agreement has been duly executed by each of the Parties and/or their authorized representatives and shall take effect as of the date first set forth above.

5.	This Agreement shall expire on the date that is twenty-five (25) years following the date hereof. This Agreement may be extended prior to termination upon the written agreement of each Party.

6.	Any amendment supplement or rescission of this Agreement shall be effective if made in writing and executed by all of the Parties hereto.

[Remainder of Page Left Intentionally Blank – Signature Page Follows]

[Management Fee Agreement –Satellite – Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

Party A:

/s/ Cheng Guang
Cheng Guang

/s/ Ma Hongzhi
Ma Hongzhi

Party B: Tri-Tech (Beijing) Co., Ltd. (seal)

By:	/s/ Warren Zhao
Name:	Warren Zhao
Its:	CEO

Party C: Beijing Satellite Science & Technology Co. Ltd. (seal)

By:	/s/ Cheng Guang
Name:	Cheng Guang
Its:

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